Exhibit 99.1

Beyond Air Announces Agreements Expanding Global Distribution of LungFit® PH

Distribution agreements recently signed for France, Turkey, Romania and Morocco

LungFit PH international distribution network now includes 18 countries

Initial international orders for LungFit PH systems have been received for four countries

GARDEN CITY, N.Y., March 11, 2025 (GLOBE NEWSWIRE) — Beyond Air, Inc. (NASDAQ: XAIR) (“Beyond Air” or the “Company”), a commercial-stage medical device and biopharmaceutical company focused on harnessing the power of nitric oxide (NO) to improve the lives of patients, announced the expansion of its global distribution channels for LungFit PH with several new distribution agreements that will cover four countries, including France, Romania, Turkey and Morocco.

“Global interest for our LungFit PH system, which only just received CE Mark about 15 weeks ago is very strong. With the addition of these latest agreements, our international commercial footprint currently includes 18 countries, and we are rapidly moving towards signing additional agreements that will further expand our distribution network,” said Steve Lisi, Chairman and Chief Executive Officer of Beyond Air. “Considering the commercial experience we have gained over the past couple of years, and positive feedback from a rapidly growing list of leading U.S. hospitals actively using the LungFit PH system, we anticipate a more rapid commercial ramp-up in the international market than seen in the U.S. We also will have the advantage of distribution partners that have established medical device infrastructure to help generate positive early momentum.”

Below is a list of the current LungFit PH partnerships.

Partner	Countries
Getz Healthcare	Australia, Hong Kong, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand, Vietnam
Saudi Health Services CO	Saudi Arabia
MDC Care Medical Trading	United Arab Emirates, Oman, Qatar
EUROCARE	France
Medelart Healthcare	Turkey
Abb Neopuls	Romania
OXYPLUS	Morocco

Beyond Air’s LungFit PH generates nitric oxide from room air, eliminating the need for traditional high-pressure cylinders. This tankless technology streamlines operations, enhances efficiency, and supports sustainability efforts within hospital settings.

Potential customers can visit the LungFit PH website, www.lungfitph.com for additional information, including the product label, and to sign up for company updates.

About LungFit®*

Beyond Air’s LungFit is a cylinder-free, phasic flow generator and delivery system designated as a medical device by the U.S. Food and Drug Administration (FDA). The ventilator-compatible version of the device can generate NO from ambient air on demand for delivery to the lungs at concentrations ranging from 1 ppm to 80 ppm. The LungFit system could potentially replace large, high-pressure NO cylinders, providing significant advantages in the hospital setting, including greatly reducing inventory and storage requirements, improving overall safety by eliminating NO2 purging steps, and offering other operational benefits.

LungFit can also deliver NO at concentrations at or above 80 ppm for potentially treating severe acute lung infections in the hospital setting (e.g., COVID-19, bronchiolitis) and chronic, refractory lung infections in the home setting (e.g., NTM). With the elimination of cylinders, Beyond Air intends to offer NO treatment in the home setting.

*Beyond Air’s LungFit PH is approved for commercial use in the United States, European Union, Australia, Thailand and New Zealand. Beyond Air’s other LungFit systems are not approved for commercial use and are for investigational use only. Beyond Air is not suggesting NO use over 80 ppm or use at home.

About Nitric Oxide

Nitric Oxide (NO) is a powerful molecule, naturally synthesized in the human body, proven to play a critical role in a broad array of biological functions. In the airways, NO targets the vascular smooth muscle cells that surround the small resistance arteries in the lungs. Currently, exogenous inhaled NO is used in adult respiratory distress syndrome, post-cardiac surgery, and persistent pulmonary hypertension of the newborn to treat hypoxemia.

Additionally, NO is believed to play a key role in the innate immune system, and in vitro studies suggest that NO possesses anti-microbial activity not only against common bacteria—including both gram-positive and gram-negative—but also against other diverse pathogens, including mycobacteria, viruses, fungi, yeast, and parasites, and has the potential to eliminate multi-drug-resistant strains.

About Beyond Air®, Inc.

Beyond Air is a commercial-stage medical device and biopharmaceutical company dedicated to harnessing the power of endogenous and exogenous nitric oxide (NO) to improve the lives of patients suffering from respiratory illnesses, neurological disorders, and solid tumors. The Company has received FDA approval and CE Mark for its first system, LungFit PH, for the treatment of term and near-term neonates with hypoxic respiratory failure. Beyond Air is currently advancing its other revolutionary LungFit systems in clinical trials for the treatment of severe lung infections such as viral community-acquired pneumonia (including COVID-19) and nontuberculous mycobacteria (NTM).

The Company has also partnered with The Hebrew University of Jerusalem to advance a pre-clinical program dedicated to the treatment of autism spectrum disorder (ASD) and other neurological disorders. Additionally, Beyond Cancer, Ltd., an affiliate of Beyond Air, is investigating ultra-high concentrations of NO with a proprietary delivery system to target certain solid tumors in the pre-clinical setting. For more information, visit www.beyondair.net.

Forward Looking Statements

This press release contains “forward-looking statements” concerning the potential safety and efficacy of inhaled nitric oxide and the ultra-high concentration nitric oxide product candidate, as well as its therapeutic potential in a number of indications; and the potential impact on patients and anticipated benefits associated with inhaled nitric oxide and the ultra-high concentration nitric oxide product candidate. Forward-looking statements include statements about expectations, beliefs, or intentions regarding product offerings, business, results of operations, strategies or prospects. You can identify such forward-looking statements by the words “appears,” “expects,” “plans,” “anticipates,” “believes” “expects,” “intends,” “looks,” “projects,” “goal,” “assumes,” “targets” and similar expressions and/or the use of future tense or conditional constructions (such as “will,” “may,” “could,” “should” and the like) and by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from any future results expressed or implied by the forward-looking statements. These forward-looking statements are only predictions and reflect views as of the date they are made with respect to future events and financial performance. Many factors could cause actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including risks related to the ability to raise additional capital; the timing and results of future pre-clinical studies and clinical trials; the potential that regulatory authorities, including the FDA and comparable non-U.S. regulatory authorities, may not grant or may delay approval for our product candidates; the approach to discover and develop novel drugs, which is unproven and may never lead to efficacious or marketable products; the ability to fund and the results of further pre-clinical studies and clinical trials of our product candidates; obtaining, maintaining and protecting intellectual property utilized by products; obtaining regulatory approval for products; competition from others using similar technology and others developing products for similar uses; dependence on collaborators; and other risks, which may, in part, be identified and described in the “Risk Factors” section of Beyond Air’s most recent Annual Report on Form 10-K and other of its filings with the Securities and Exchange Commission, all of which are available on Beyond Air’s website. Beyond Air and Beyond Cancer undertake no obligation to update, and have no policy of updating or revising, these forward-looking statements, except as required by applicable law.

Contacts

Investor Relations contacts
Corey Davis, Ph.D.
LifeSci Advisors, LLC
Cdavis@lifesciadvisors.com
(212) 915-2577